AGREEMENT AND PLAN OF SHARE EXCHANGE

THIS AGREEMENT AND PLAN OF SHARE EXCHANGE entered into this 6th day of May, 2008, by and among Pricester.com, Inc., a Nevada Publicly Traded Corporation, ("PRICESTER"), Genesis Electronics, Inc., a Delaware Corporation ("Genesis"), Robert M. Unnold ("Unnold") and Philip Thomas ("Thomas") and any other person or entity executing this Agreement (individually, a "GENESIS Stockholder" and collectively, the "Genesis Stockholders").

WITNESSETH:

WHEREAS, PRICESTER desires to acquire GENESIS by issuing shares of its common stock, par value $.001 per share ("PRICESTER Common Stock"), in exchange for the issued and outstanding common stock of GENESIS (the "GENESIS Stock" in an acquisition that will result in GENESIS becoming a subsidiary of PRICESTER, upon the terms and subject to the conditions set forth herein (the "Exchange");

WHEREAS, the GENESIS Stock owned by Unnold and Thomas constitutes in excess of sixty percent (60%) of the issued and outstanding GENESIS Stock, and Unnold and Thomas and any of the other GENESIS Stockholders executing this Agreement desire to exchange their shares of GENESIS Stock for shares of PRICESTER Common Stock; and

WHEREAS, the Board of Directors of GENESIS believes the Exchange is in the best interests of the GENESIS Stockholders; and

WHEREAS, the Boar of Directors of PRICESTER believes the Exchange is in the best interests of the PRICESTER Stockholders; and


WHEREAS, PRICESTER is a publicly traded company whose common stock, $.001 par value per share (the "PRICESTER") Common Stock") is quoted on the NASDAQ Over the Counter Bulletin Board under the symbol "PRCC";

WHEREAS, following the Closing, Pricester will own in excess of sixty percent (60%) of GENESIS;

WHEREAS, the Parties intend that the transaction contemplated herein (the "Transaction") contemplated hereby, qualify s a reorganization and tax free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended;

NOW THEREFORE, on the stated premises and for and in consideration of the foregoing recitals which are hereby incorporated by reference, the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.
EXCHANGE OF SHARES

1.1 Exchange. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing provided for in Section 1.2 hereof, each of Unnold, Thomas and the other GENESIS Stockholders executing this Agreement shall sell, assign, transfer, convey and deliver to PRICESTER, and PRICESTER shall purchase, all right, title and interest in and to all of such GENESIS Stockholder's shares of GENESIS Stock, free an clear of all liens, security interests, charges, encumbrances and rights of others. In consideration for the shares of GENESIS Stock so acquired by PRICESTER, PRICESTER shall issue and deliver .1294739 common shares of PRICESTER for each share of GENESIS Stock, but in no event more than a total of 2,000,000 common shares. PRICESTER will allow GENESIS Stockholder's to deliver their shares to PRICESTER to be acquired until June 15, 2008.

1.2 Closing. Consummation of the transactions contemplated by this Agreement (the "Closing"), shall take place at the officers of PR$ICESTER, commencing at 10:00 a.m., local time, as soon as practicable after the last to be fulfilled or waived of the conditions set forth in Articles6 or at such other place, time and date as shall be fixed by mutual agreement among PRICESTER, and GENESIS. The day on which the Closing shall occur shall be referred to herein as the "Closing Date." Each party will use its reasonable best efforts to cause to be prepared, executed and delivered at the Closing the documents to be delivered pursuant to Article 6 and all other appropriate and customary documents as any party or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

ARTICLE 2.
REPRESENTATIOSN AND WARRANTIES OF GENESIS

GENESIS hereby represents and warrants to PRICESTER that, except as otherwise set forth on the GENESIS Disclosure Schedule (herein so called) attached hereto:

2.1 Organization and Good Standing. GENESIS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. GENESIS has no subsidiaries and does not own any equity, profit sharing, participation or other ownership interest (including any general partnership interest, limited partnership interest or membership interest) in any corporation, partnership, limited partnership, limited liability company or other entity.

2.2 Foreign Qualification. GENESIS is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction where the failure so to qualify would have a material adverse effect on (a) the current business, operations, assets, condition (financial or otherwise) or prospects of GENESIS, or (b) the validity or enforceability of, or the ability of GENESIS to perform its obligations under this Agreement (each being hereinafter referred to as an "GENESIS Material Adverse Effect").

2.3 Corporate Power and Authority. GENESIS has the full legal right and corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently being conducted. GENESIS has the full legal right and the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance by GENESIS of this Agreement and any Ancillary Agreements has been duly authorized by all necessary corporate action.

2.4 Binding Effect. This Agreement has been duly executed and delivered by GENESIS and is the legal, valid and binding obligation of GENESIS enforceable in accordance with its terms, except that:

(a) enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;
(b) the availability of equitable remedies may be limited by equitable principles of general applicability; and
(c) rights to indemnification may be limited by considerations of public policy.

2.5 Absence of Restrictions and Conflicts. The execution, delivery and performance of this Agreement and the consummation of the Exchange and the fulfillment of and compliance with the terms and conditions of this Agreement do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under (i) any term or provision of the Certificate of incorporation or By-Laws of GENESIS,
(ii) any ENESIS Material Contract (as defined in Section 2.11), (iii) any judgment decree or order of any court or governmental authority or agency to which GENESIS or by which GENESIS or any of its respective properties is bound, (iv) any statute, law, regulation or rule applicable to GENESIS. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public or regulatory unit, agency, body or authority with respect to GENESIS are required in connection with the execution, delivery or performance of this Agreement by GENESIS.

2.6  Capitalization of GENESIS
(a) The authorized capital stock of GENESIS consists of 50,000,000 shares of GENESIS Common Stock and 10,000,000 shares of Preferred Stock. As of the date hereof, there are 15,447,133 shares of GENESIS Common Stock issued and outstanding and the Genesis Stockholders own all of the GENESIS Common Stock, and, except as set forth in Section 2.6(a) of the GENESIS Disclosure Schedule, there are no other warrants, options or preferred shares outstanding. The GENESIS Capitalization Table is attached as Section 2.6(a) of the GENESIS Disclosure Schedule, there are no other warrants, options or preferred shares outstanding. The GENESIS Capitalization Table is attached as Section 2.6(a) of the GENESIS Disclosure Schedule and is part and parcel of this Agreement.

(b) All of the issued and outstanding shares of GENESIS Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights.

(c) To GENESIS's knowledge, there are no voting trusts, stockholder agreements or other voting arrangements, charges, liens or encumbrances on shares issued by GENESIS that have been granted by the GENESIS Stockholders, except as set forth on Section 2.6(c) of the GENESIS Disclosure Schedule.

(d) There is no outstanding subscription, contract, convertible or exchangeable security, option, warrant, call or other right obligating GENESIS to issue, sell, exchange, or otherwise dispose of, or to purchase, redeem or otherwise acquire, shares of, or securities convertible into or exchangable into or exchangeable for, GENESIS Stock, except as set forth in Section 2.6(d) of the GENESIS Disclosure Schedule.

2.7 FINANCIAL STATEMENTS GENESIS has delivered to PRICESTER copies of the balance sheets of GENESIS as of December 31, 2007 and 2006 and the related statements of operations and retained earnings and cash flows of GENESIS for the years then ended (such statement, including the related notes and schedules thereto, are referred to herein as the ("GENESIS Financial Statements"). Each of the GENESIS Financial Statements is complete and correct in all material respects, has been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods presented (except the unaudited statements omit notes and are subject to year end adjustments), and presents fairly the financial position, results of operations, cash flows and stockholders' equity of GENESIS as at the dates and for the periods indicated.

2.8 Absence of Certain Changes. Except as set forth on Section 2.8 of the GENESIS Disclosure Schedule, since December 31, 2007, GENESIS has not:
  (a) suffered any adverse change in its business, operations, assets, or condition (financial or otherwise), except as reflected on the GENESIS Financial Statements;

  (b) suffered any material damage or destruction to or loss of the assets of GENESIS, whether or not covered by insurance, which property or assets are material to the operations or business of GENESIS taken as a whole;

  (c) settled, forgiven, compromised, canceled, released, waived or permitted to lapse any material rights or claims, other than in the ordinary course of business;

  (d) entered into or terminated any material agreement, commitment or transaction, or agreed to or made any changes in material leases or agreements, other than renewals or extensions thereof and leases, agreements, transactions and commitments entered into or terminated in the ordinary course of business;

  (e) written up, written down or written off the book value of any material amount of assets, other than in the ordinary course of business;

  (f) declared, paid or set aside for payment any dividend or distribution with respect to the GENESIS Stock;

  (g)redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any shares of GENESIS Stock or securities or any rights to acquire such capital stock or securities, or agreed to changes in the terms and conditions of any such rights outstanding as of the date of this Agreement;

  (h) entered into any collective bargaining agreement or trade union recognition agreement with any person or group;

  (i) entered into, adopted or amended any employee benefit plan or share option scheme or agreement; or

  (j) entered into any agreement to do any of the foregoing.

2.9  No Material Undisclosed Liabilities.  Except as set forth on
Section 2.9 of the GENESIS Disclosure Schedule, there are no liabilities or obligations of GENESIS of any nature, whether absolute, accrued, contingent, or otherwise, other than liabilities and obligations:

  (a) in the aggregate adequately provided for in the GENESIS Financial Statements;

  (b) incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the GENESIS Financial Statements;

  (c) incurred since December 31, 2007, in the ordinary course of business; or

  (d) incurred in connection with this Agreement.

2.10 Tax Returns: Taxes. Except as set forth in Section 2.10 of the GENESIS Disclosure Schedule, GENESIS (a) has duly filed all U.S. federal and material state, county, local and foreign tax returns and reports required to be filed by it, including those with respect to income, payroll, property, withholding, social security, unemployment, franchise, excise and sales taxes and all such returns and reports are correct in all material respects; (b) has either paid in full all taxes that have become due as reflected on any return or report and any interest and penalties with respect thereto or has fully accrued on its books or has established adequate reserves for all taxes that have become due as reflected on any return or report and any interest and penalties with respect thereto or has fully accrued on its books or has established adequate reserves for all taxes payable but not yet due; and (c) has made required cash deposits with appropriate governmental authorities representing estimated payments of taxes, including income taxes and employee withholding tax obligations. No extension or waiver of any statute of limitations or time within which to file any return has been granted to or requested by GENESIS with respect to any tax.
No unsatisfied deficiency, delinquency or default for any tx, assessment or governmental charge has been claimed, proposed or assessed against GENESIS, nor has GENESIS received notice of any such deficiency, delinquency or default. GENESIS has no material tax liabilities, other than those arising in the ordinary course of business since December 31, 2007.

2.11 Material Contracts. GENESIS has furnished or made available to PRICESTER accurate and complete copies of the GENESIS Material Contracts applicable to GENESIS. Except as set forth on Section 2.11 of the GENESIS Disclosure Schedule, there is not under any of the GENESIS Material Contracts any existing breach, default or event of default by GENESIS nor event that with notice or lapse of time or both would constitute a breach, default or event of default by GENESIS, nor does GENESIS know of, and GENESIS has not received notice of, or made a claim with respect to, any breach or default by any other party thereto. As used herein, the term "GENESIS Material Contracts" shall mean all (i) contracts, licenses, leases, instruments, mortgages and deeds of trust involving obligations of GENESIS in excess of $10,000;
(ii) employee benefit plans, or arrangements or understandings with, or for the benefit of the employees of GENESIS; and (iii) insurance policies, but shall exclude contracts with customers entered into in the ordinary course of business.

2.12 Litigation and Government Claims. There is no pending suit, claim, action or litigation, or administrative, arbitration or other proceeding or governmental investigation or inquiry against GENESIS to which its businesses or assets is subject, and to the knowledge of GENESIS, there are no such proceedings threatened or contemplated. GENESIS is not subject to any judgment, decree, injunction, rule or order of any court, or, to the knowledge of GENESIS, there are no such proceedings threatened or contemplated. GENESIS is not subject to any judgment, decree, injunction, rule or order of any court, or, to the knowledge of GENESIS, any governmental restriction applicable to GENESIS that is reasonably likely to cause a material limitation on PRICESTER's ability to own and operate the business of GENESIS (as it is currently operate) after the Closing. There is no basis for any person to assert a claim against GENESIS based upon GENESIS entering into this Agreement or any Ancillary Agreement or consummating any of the transactions contemplated by this Agreement or any Ancillary Agreement.

2.13 Compliance With Laws. GENESIS has all material authorizations, approvals, licenses and orders to carry on its business as it is now being conducted, to own or hold under lease the properties and assets it owns o holds under lease and to perform all of its obligations under the agreements to which it is a party. GENESIS has been and is, to the knowledge of GENESIS, in compliance with all applicable laws, regulations and administrative orders of any country, state or municipality or of any subdivision of any thereof to which its business, ownership of assets and its employment of labor or its use or occupancy of properties or any part thereof are subject.

2.14 Pension and Profit Sharing Plans. GENESIS does not currently have in effect any employee pension or profit sharing plans.

2.15 Employee Benefit Agreements. Section 2.15 of the GENESIS Disclosure Schedule sets forth a complete and accurate list of all material employee benefit plans, agreements and arrangements to which GENESIS is a party, including without limitation (i) all severance, employment, consulting or similar contracts, (ii) all material agreements and contracts with "change of control" provisions or similar provisions and (iii) all indemnification agreements or arrangements with directors or officers not included in its organizational documents or provided by law.

2.16 Intellectual Property. Except as described on Section 2.16 of the GENESIS Disclosure Schedule, GENESIS owns or has valid binding and enforceable rights to use all material patents, trademarks, trade names, service marks, service names, copyrights, applications therefore and licenses or other rights in respect thereof ("GENESIS Intellectual Property") used or held of use in connection with the business of GENESIS without any known conflict with the rights of others, except for such conflicts as do not have a GENESIS Material Adverse Effect. GENESIS has not received any notice from any other person pertaining to or challenging the right of GENESIS to use any GENESIS Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned or used by GENESIS, or licensed to GENESIS, except with respect to rights the loss of which, individually or in the aggregate, would not have a GENESIS Material Adverse Effect. The GENESIS Intellectual Property represents all of the proprietary rights necessary to operate the business of GENESIS.

2.17  Title to Properties and Related Matters.  Except as set forth on
Section 2.17 of the GENESIS Disclosure Schedule, GENESIS has good and valid title to or valid license or leasehold interests in its properties (other than personal properties sold or otherwise disposed of in the ordinary course of business), and all of such properties and all assets purchased by GENESIS are free and clear of any lien, claim or encumbrance, except for:

  (a) liens for taxes, assessments or other governmental charges not yet due and payable or the validity of which are being contested in good faith by appropriate proceedings;

  (b) statutory liens incurred in the ordinary course of business that are not yet due and payable or the validity of which is being contested in good faith by appropriate proceedings;

  (c) landlord liens contained in leases entered into in the ordinary course of business; and

  (d) other liens, claims or encumbrances that, in the aggregate, do not materially subtract from the value of, or materially interfere with, the present use of any real property owned or used by GENESIS.

All properties and assets material to the present operations of GENESIS are owned or leased by GENESIS in the manner and to the extent required by applicable law.

2.18 Brokers. GENESIS has not incurred any liability for brokerage fees, finders fees, agents commission or other similar forms of compensation in connection with this Agreement or any transaction contemplated hereby.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF THE GENESIS STOCKHOLDERS

Each of the Unnold, Thomas and the other GENESIS Stockholders executing this Agreement hereby severally represent and warrant that:

3.1 Power and Authority. Such GENESIS Stockholder has the full legal right and authority to execute and deliver this Agreement and to perform his, her or its obligations under this Agreement.

3.2 Binding Effect. This Agreement has been duly executed and delivered by such GENESIS Stockholder and is the legal, valid and binding obligation of such GENESIS Stockholder enforceable in accordance with its terms, except that:

  (a) enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

  (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and

  (c) rights to indemnification may be limited by considerations of public policy.

3.3 No Consents. No consent, approval, order or authorization of, or registration, or filing with, any governmental agency or public or regulatory unit, agency, body or authority with respect to such GENESIS Stockholder are required in connection with the execution, delivery or performance of this Agreement by such GENESIS Stockholder.

3.4 Title to GENESIS Stock. Such GENESIS Stockholder has good and valid title to the shares of GENESIS Stock owned by such GENESIS
Stockholder, free and clear of any lien, claim or encumbrance.

Each of Unnold and Thomas hereby severally represent and warrant that:

3.5 Litigation and Government Claims. To the best of his knowledge there is no pending suit, claim, action or litigation, or administrative, arbitration or other proceeding or governmental investigation or inquiry against GENESIS to which its businesses or assets is subject, and GENESIS is not subject to any judgment, decree, injunction, rule or order of any court, or, any governmental restriction applicable to GENESIS that is reasonably likely to cause a material limitation on PRICESTER's ability to own and operate the business of GENESIS (as it is currently operated) after the Closing. There is no basis for any person to assert a claim against GENESIS based upon GENESIS entering into this Agreement or any Ancillary Agreement or consummating any of the transactions contemplated by this Agreement or any Ancillary Agreement.

3.6 Intellectual Property. Except as described on Section 2.16 of the GENESIS Disclosure Schedule, to the best of his knowledge, GENESIS owns or has valid binding and enforceable rights to use all material patents, trademarks, trade names, service marks, service names, copyrights, applications therefore and licenses or other rights in respect thereof ("GENESIS Intellectual Property") used or held for use in connection with the business of GENESIS without any known conflict with the rights of others, except for such conflicts as do not have a GENESIS Material Adverse Effect. GENESIS has not received any notice from any other person pertaining to or challenging the right of GENESIS to use any GENESIS Intellectual Property or any trade secrets, proprietary information, investigations, know-how, processes and procedures owned or used by GENESIS, or licensed to GENESIS, except with respect to rights the loss of which, individually or in the aggregate, would not have a GENESIS Material Adverse Effect. The GENESIS Intellectual Property represents all of the proprietary rights necessary to operate the business of GENESIS.

ARTICLE 4.
REPRESENTATIONS AND WARRANTIES OF PRICESTER

PRICESTER hereby represents and warrants that, except as otherwise set forth in the PRICESTER DISCLOSURE Schedule (herein so called) attached hereto:

4.1 Organization and Good Standing. PRICESTER is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Except as set forth in Section 4.1 of the PRICESTER Disclosure Schedule, PRICESTER has no subsidiaries and no equity, profit sharing, participation or other ownership interest (including any general partnership interest, limited partnership interest or membership interest) in any corporation, partnership, limited partnership, limited liability company or other entity.

4.2 Foreign Qualification. PRICESTER is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction where the failure so to qualify would have a material adverse effect on (a) the current business, operations, assets, condition (financial or otherwise) or prospects of PRICESTER, or (b) the validity or enforceability of, or the ability of PRICESTER to perform its obligations under this Agreement (each being hereinafter referred to as an "PRICESTER Material Adverse Effect").

4.3 Corporate Power and Authority. PRICESTER has the corporate power and authority and all material licenses and permits to own, lease and operate its properties and assets and to carry on its business as currently being conducted. PRICESTER has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the Exchange. The execution, delivery and performance by PRICESTER of this Agreement has been duly authorized by all necessary corporate action.

4.4 Binding Effect. This Agreement has been duly executed and delivered by PRICESTER and is the legal valid and binding obligation of PRICESTER, enforceable in accordance with its terms, except that:

(a) enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

(b) the availability of equitable remedies may be limited by equitable principles of general applicability; and
  (c) rights ot indemnification may be limited by considerations of public policy.

4.5 Absence of Restrictions and Conflicts. The execution, delivery an performance of this Agreement and the consummation of the Exchange and the fulfillment of and compliance with the terms and conditions of this Agreement do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under, (i) any term or provision of the Certificate of Incorporation or By-Laws of PRICESTER,
(ii) any PRICESTER Material Contract (as defined in Section 4.11 below), (iii) any judgment, decree or order of any court or governmental authority or agency to which PRICESTER is a party or by which PRICESTER or any of its properties is bound, or (iv) any statute, law, regulation or rule applicable to PRICESTER. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public regulatory unit, agency, body or authority with respect to PRICESTSER is required in connection with the execution, delivery or performance of this Agreement by PRICESTER or the Exchange.

4.6 Capitalization of PRICESTER.
  (a) The authorized capital stock of PRICESTER consists of 50,000,000 shares of PRICESTER Common Stock. As of the date hereof, there are 40,598,456 shares of PRICESTER common stock outstanding.

  (B) All of the issued and outstanding shares of PRICESTER Common Stock have been duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights. The PRICESTER Common Stock to be issued to the GENESIS Stockholders pursuant to the Exchange will, when issued as specified herein, be validly issued and outstanding, fully paid and non-assessable, and not issued in violation of the preemptive rights.

(d To PRICESTER's knowledge, there are no voting trusts, stockholder agreements or other voting arrangements that have been entered into among the stockholders of PRICESTER, or charges, liens or encumbrances on issued shares of PRICESTER Common Stock.

(d) There is no outstanding subscriptions, contract, convertible or exchangeable security, option, warrant, call or other right obligating PRICESTER to issue, sell, exchange, or otherwise dispose of, or to purchase, redeem or otherwise acquire, shares of, securities convertible into or exchangeable for, capital stock of PRICESTER , except as set forth in Section 4.6 of the PRICESTER Disclosure Schedule.

4.7 Financial Statements. PRICESTER has delivered to the GENESIS Stockholders copies of the balance sheets of PRICESTER as of December 31, 2007 and 2006 and the related statements of operations of PRICESTER for the years then ended. Each of the PRICESTER Financial Statements is complete and correct in all material respects, has been prepared in accordance with GAAP consistently applied throughout the periods presented, and presents fairly the financial position, results of operations, cash flows and stockholders' equity of PRICESTER as at the dates and for the periods indicated (subject, in the case of unaudited statements, to normal, recurring audit adjustments which will not be material in amount or significance) and do not include or omit to state any fact which renders the PRICESTER Financial Statements misleading. There has been no change in PRICESTER accounting policies, except as described in the notes to the PRICESTER Financial Statements.

4.8 Absence of Certain Changes.  Except as otherwise set forth in
Section 4.8 of the PRICESTER Disclosure Schedule, since December 31, 2007 PRICESTER has not:

  (a) suffered any adverse change in its business, operations, assets, or financial condition, except as reflected on the PRICESTER Financial Statements;

  (b) suffered any material damage or destruction to or loss of the assets of PRICESTER, whether or not covered by insurance, which property or assets are material to the operations or business of PRICESTER taken as a whole;

  (c) settle, forgiven, compromised, canceled, released, waived or permitted to lapse any material rights or claims other than in the ordinary course of business;

  (d) entered into or terminated any material agreement, commitment or transaction, or agreed to or made any changes in material leases or agreements, other than renewals or extensions thereof and leases, agreements, transactions and commitments entered into or terminated in the ordinary course of business;

  (e) written up, written down or written off the book value of any material amount of assets, other than in the ordinary course of business;

  (f) declared, paid or set aside for payment any dividend or distribution with respect to PRICESTER's capital stock;

  (g) redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any of PRICESTER's capital stock or securities or any rights to acquire such capital stock or securities, or agreed to changes in the terms and conditions of any such rights outstanding as of the date of this Agreement;

  (h) increased the compensation of or paid any bonuses to any employees or contributed to any employee benefit plan, other than in the ordinary course of business and consistent with established policies, practices or requirements;

  (i) entered into any employment, consulting or compensation agreement with any person or group;

  (j) entered into any collective bargaining agreement or trade union recognition agreement with any person or group;

  (k) entered into, adopted or amended any employee benefit plan or share option scheme or agreement; or

  (l) entered into any agreement to do any of the foregoing.

4.9 No Material Undisclosed Liabilities.  Except as set forth in
Schedule 4.9 of the PRICESTER Disclosure Schedule, there are no liabilities or obligations of PRICESTER of any nature, whether absolute, accrued, contingent, or otherwise, other than;

  (a) in the aggregate adequately provided for in the balance sheet of PRICESTER (the "Last PRICESTER Balance Sheet");

  (b) incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected on the last PRICESTER Balance Sheet; or

  (c) incurred in connection with this Agreement.

4.10. Tax Returns; Taxes. PRICESTER (a) has duly filed all U.S. federal material state, county, local and foreign tax returns and reports required to be filed by it, including those with respect to income, payroll, property, withholding, social security, unemployment, franchise, excise and sales taxes and all such returns and reports are correct in all material respects; (b) has either paid in full all taxes that have become due as reflected on any return or report and any interest and penalties with respect thereto or has fully accrued on its books or has established adequate reserves for all taxes payable but not yet due; and (c) has made required cash deposits with appropriate governmental authorities representing estimated payments of taxes, including income taxes and employee withholding tax obligations. No extension or waiver of any statute of limitations or time within which to file any return has been granted to or requested by PRICESTER with respect to any tax. No unsatisfied deficiency, delinquency r default for any tax, assessment or governmental charge has been claimed, proposed or assessed against PRICESTER, nor has PRICESTER received notice of any such deficiency, delinquency or default. PRICESTER has no material tax liabilities, other than those arising in the ordinary course of business since January, 2008.

4.11. Material Contracts. PRICESTER has furnished or made available to GENESIS accurate and complete copies of the PRICESTER Material Contracts applicable to PRICESTER. Except as set forth in Section 4.11 of the PRICESTER Disclosure Schedule, there is not under any of the PRICESTER Material Contracts any existing breach, default or event of default by PRICESTER nor event that with notice or lapse of time or both would constitute a breach, default or event of default by PRICESTER, nor does PRICESTER know of, and PRICESTER has not received notice of, or made a claim with respect to, any breach or default by any other party thereto. As used herein, the term "PRICESTER Material Contracts" shall mean all (i) contracts, licenses, leases, instruments, mortgages, deeds of trust; (ii) employee benefit plans, or arrangements or understandings with, or for the benefit of the employees of PRICESTER; and (iii) insurance policies.

4.13. Compliance with Laws. PRICESTER has all material authorizations approvals, licenses and orders to carry on its businesses as it is now being conducted, to own or hold under lease the properties or assets it owns or holds under lease and to perform all of its obligations under the agreements to which it is a party. PRICESTER has been and is, to the knowledge of PRICESTER, in compliance with all applicable laws, regulations and administrative orders of any country, state or municipality or any subdivision of any thereof to which its businesses, ownership of assets and its employment of labor or its use or occupancy of properties or any part thereof are subject.

4.14 Employee Pension and Profit Sharing Plans. PRICESTER does not currently have in effect any employee pension or profit sharing plans.

4.15. Employee Benefit Agreements. Section 4.15 of the PRICESTER Disclosure Schedule sets forth a complete and accurate list of all material employee benefit or compensation plans, agreements and arrangements to which PRICESTER is a party, including without limitation (i) all severance, employment, consulting or similar contracts, (ii) all material agreements and contracts with "change of control" provisions or similar provisions and (iii) all indemnification agreements or arrangements with directors or officers not including in its organizational documents or provided by law.

4.16 Intellectual Property. PRICESTER owns or has valid, binding and enforceable rights to use all material patents, trademarks, trade names, service marks, service names, copyrights, applications therefore and licenses or other rights in respect thereof ("PRICESTER Intellectual Property") used or held for use in connection with business of PRICESTER, without any known conflict with the rights of others. PRICESTER has not received any notice from any other person pertaining to or challenging the right of PRICESTER to use any PRICESTER Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned or used or licensed to PRICESTER, except with respect to rights the loss of which, individually or in the aggregate, would not have an material adverse effect on PRICESTER. The PRICESTER Intellectual Property represents all of the proprietary rights necessary to operate PRICESTER's business.

4.17. Title to Properties and Related Matters. PRICESTER has good and marketable title to or valid leasehold interests in its properties (other than personal properties sold or otherwise disposed of in the ordinary course of business), and all of such properties and all assets purchased by PRICESTER are free and clear of any lien, claim or encumbrance and except for:

  (a) liens for taxes, assessments or other governmental charges not yet due and payable or the validity of which are being contested in good faith by appropriate proceedings;

  (b) statutory liens incurred in the ordinary course of business that are not yet due and payable r validity of which are being contested in good faith by appropriate proceedings;

  (c) other liens, claims or encumbrances that, in the aggregate, do not materially subtract from the value of, or materially interfere with, the present use of, any real property owned or used by PRICESTER,.

All properties and assets material to the present operations of PRICESTER are owned or leased by PRICESTER in the manner and to the extent required by applicable law.

4.18 Brokers. PRICESTER has not incurred any liability for brokerage fees, finders fees, agents commission or other similar forms of compensation in connection with this Agreement or any transaction contemplated hereby.



ARTICLE 5.
CERTAIN COVENANTS AND AGREEMENTS

5.1 Conduct of Business by GENESIS From the date hereof to the Closing Date, GENESIS will, except as required in connection with the Exchange and except as otherwise disclosed on the GENESIS Disclosure Schedule or consented to in writing by PRICESTER:

  (a) carry on its business in the ordinary and regular course in substantially the same manner as heretofore conducted and not engage in any new line of business or enter into any material agreement, transaction or activity or make any material commitment except those in the ordinary and regular course of business and not otherwise prohibited under this Section 5.1;

  (b) neither change nor amend its Certificate of Incorporation or By-Laws;

  (c) not issue or sell or register the transfer of shares of securities or capital stock of GENESIS or issue, sell or grant options, warrants or rights to purchase or subscribe to, or enter into any arrangements or contract with respect to the issuance or sale of any of the securities of GENESIS or rights or obligations convertible into or exchangeable for any securities of GENESIS and not alter the terms of any presently outstanding warrants or options or make any changes (by split-up, combination, reorganization or otherwise) in the capital structure of GENESIS, except as set forth in Section 2.6(d) of the GENESIS Disclosure Schedule;

  (d) not declare, pay or set aside for payment any dividend or other distribution in respect of the capital stock or other securities of GENESIS and not redeem, purchase or otherwise acquire any shares of the capital stock or other securities of GENESIS or rights or obligations convertible into or exchangeable for any shares of the capital stock or other securities of GENESIS or obligations convertible into such, or any options, warrants or other rights to purchase or subscribe to any of the foregoing;

  (e) not acquire or enter into any agreements to acquire, by merger, consolidation or purchase of securities or assets, any business or entity or any material part of the same;

  (f) use its reasonable efforts to preserve intact the corporate existence, goodwill and business organization of GENESIS, to keep the officers and employees of GENESIS available to GENESIS and to preserve the relationships of GENESIS with suppliers, customers and others having business relations with any of them;

  (g) not (i) create, incur or assume any debt or create, incur or assume any short-term debt for borrowed money, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, other than endorsements of negotiable instruments in the ordinary course of business, (iii) make any loans or advances to any other person, or (iv) make any capital contributions to, or investments in, any person;

  (h) not (i) enter into, modify or extend in any manner the terms of any employment, severance or similar agreements with officers and directors, (ii) grant any increase in the compensation of officers or directors, whether now or hereafter payable or (iii) grant any increase in the compensation of any other employees except for compensation increases in the ordinary course of business and consistent with past practice (it being understood by the parties hereto that for the purposes of (ii) and (iii) above increases in compensation shall include any increase pursuant to any option, bonus, stock purchase, pension, profit-sharing, deferred compensation, retirement or other plan, arrangement, contract for commitment.

  (i) not make or incur (other than in the ordinary course of business) any individual capital expenditure in excess of $20,000 or capital expenditures in the aggregate in excess of $100,000 without the prior approval of PRICESTER (as used herein, "capital expenditure" shall mean all payments in respect of the cost of any fixed asset or improvement or replacement, substitution or addition thereto that has a useful life of more than one year, including those costs arising in connection with the acquisition of such assets by way of increased product or service charges or offset items or in connection with capital leases);

  (j) perform all of its material obligations under all GENESIS Material Contracts (except those being contested in good faith) and not enter into, assume or amend any contract or commitment that would be an GENESIS Material Contract other than contracts to provide services entered into in the ordinary course of business; and

  (k) prepare and file all returns for taxes and other tax reports, filings and amendments thereto required to be filed by it, and allow PRICESTER, at its request, to review all such returns, reports, filings and amendments tat GENESIS' offices prior to the filing thereof, which review shall not interfere with the timely filing of such returns.

5.2 Conduct of Business by PRICESTER From the date hereof to the Closing Date, PRICESTER will, except as required in connection with the Exchange and except as otherwise disclosed in the PRICESTER Disclosure Schedule or as consented to in writing by GENESIS:

  (a) carry on its businesses in the ordinary and regular course in substantially the same manner as heretofore conducted and not engage in any new line of business or enter into any agreement, transaction or activity or make any commitment except in the ordinary and regular course of business and not otherwise prohibited under this Section 5.2;

  (b) neither change nor amend its Certificate of Incorporation or By-Laws;

  (c) not issue or sell any securities of PRICESTER or issue, sell or grant options, warrants or rights to purchase or subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of any of the securities of PRICESTER or rights or obligations convertible into or exchangeable for any securities of PRICESTER and not alter the terms of any warrants or options, or make any changes (by split-up, combination, reorganization or otherwise) in the capital structure of PRICESTER, except as set forth in Section 4.6(d) of the PRICESTER Disclosure Schedule;

  (d) not declare, pay or set aside for payment any dividend or other distribution in respect of the capital stock or other equity securities of PRICESTER and not redeem, purchase or otherwise acquire any shares of the capital stock or other securities, or rights or obligations convertible into or exchangeable for any shares of the capital stock or other securities of PRICESTER or obligations convertible into such, or any options, warrants or other rights to purchase or subscribe to any of the foregoing;

  (e) not acquire or enter into any agreement to acquire, by merger, consolidation or purchase of securities or assets, any business or entity or any material part thereof;

  (f) use its reasonable efforts to preserve intact the corporate existence, goodwill and business organization of PRICESTER, to keep the officers and employees of PRICESTER available to PRICESTER and to preserve the relationships of PRICESTER with suppliers, customers and others having business relations with any of them;

  (g) not (i) create, incur or assume any debt or create, incur or assume any short-term debt for borrowed money, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, other than endorsements of negotiable instruments in the ordinary course of business, or (iii) make any loans or advances to any other person, (iv) make any capital contributions to, investments in, any person;

  (h) not (i) enter into, modify or extend in any manner the terms of any employment, severance or similar agreements with officers and directors, (ii) grant any increase in the compensation of officers or directors, whether now or hereafter payable or (iii) grant any increase in the compensation of any other employees except for compensation increases in the ordinary course of business and consistent with past practice (it being understood by the parties hereto that for the purposes (ii) and
(iii) above increases in compensation shall include any increase pursuant to any option, bonus, stock purchase, pension, profit-sharing, deferred compensation, retirement or other plan, arrangement, contract or commitment);

  (i) not make or incur (other than in the ordinary course of business) any individual capital expenditure in excess of $20,000 or capital expenditures in the aggregate in excess of $100,000 without the prior approval of GENESIS (as used herein, "capital expenditure") shall mean all payments in respect of the cost of any fixed asset or improvement or replacement, substitution or addition thereto which ahs a useful life of more than one year, including those costs arising in connection with the acquisition of such assets by way of increased product or service charges or offset items or in connection with capital leases);

  (j) perform all of its obligations under all PRICESTER Material Contracts (except those being contested in good faith) and not enter into, assume or amend any contract or commitment that would be a PRICESTER Material Contract other than contracts to provide services entered into in the ordinary course of business; and

  (k) prepare and file all federal, state, local and foreign returns for taxes and other tax reports, filings and amendments thereto required to be filed by it, and allow GENESIS, at its request, to review all such returns, reports, filings and amendments at PRICESTER's offices prior to the filing thereof, which review shall not interfere with the timely filing of such returns.

5.3 Notice of any Material Change. Each party shall, promptly after the first notice or occurrence thereof but not later than the Closing Date, advise the other parties I writing of any event or the existence of any state of facts that (i) would make any of his, her or its representations and warranties in this Agreement untrue in any material respect, or (ii) would constitute a breach of any provisions of this
Article 5.

5.4 Reasonable Efforts; Further Assurances; Cooperation. Subject to the other provisions of this Agreement, the parties hereto shall use all reasonable efforts to perform their obligations herein and to take, or cause to be taken, or do, or cause to be done, all things reasonably necessary, proper or advisable under applicable law to obtain all regulatory approvals and satisfy all conditions to the obligations of the parties under this Agreement and to cause the Exchange and the other transactions contemplated herein to be carried out promptly in accordance with the terms hereof and shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as a part of their respective obligations under this Agreement, including without limitation:

  (a) Each of GENESIS, the GENESIS Stockholders and PRICESTER shall promptly take, or cause to be taken, all actions and do, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to obtain any required approval of any federal, state or local governmental agency or regulatory body with jurisdiction over the transactions contemplated by this Agreement.

  (b) In the vent any claim, action, suit, investigation or other proceeding by any governmental body or other person is commenced that questions the validity or legality of the Exchange or any of the other transactions contemplated hereby or seeks damages in connection therewith, the parties agree to cooperate and use all reasonable efforts to defend against such claim, action, suit, investigation or other proceeding and, if an injunction or other order is issued in any such action, suit or other proceeding, to use all reasonable efforts to have such injunction or other order lifted, and to cooperate reasonably regarding any other impediment to the consummation of the transactions contemplated by this Agreement.

ARTICLE 6
CONDITIONS PRECEDENT TO OBLIGATIONS OF PRICESTER

Except as may be waived by PRICESTER, the obligations of PRICESTER to consummate the Exchange shall e subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

6.1 Compliance. GENESIS and the GENESIS Stockholders shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants, and conditions of this Agreement to be complied with or performed by him, her or it on or before the Closing Date.

6.2 Representations and Warranties. All of the representations and warranties made by GENESIS and the GENESIS Stockholders in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement; provided, however, that notwithstanding anything herein to the contrary, this Section 6.2 shall be deemed to have been satisfied even if such representations or warranties are not true and correct, unless the failure of any of the representations or warranties to be so true and correct would have or would be reasonably likely to have a material adverse effect on the business, financial condition or prospects of GENESIS (a "GENESIS Material Adverse Change").

6.3 Material Adverse Changes. Except as set forth in this Agreement or on the schedules hereto.

6.4 GENESIS Officer's Certificate. GENESIS shall have delivered to PRICESTER a Certificate of President of GENESIS, dated the Closing Date, certifying that the conditions specified in Sections 6.1 and 6.2 have been satisfied.

6.5 GENESIS Secretary's Certificate. GENESIS shall have delivered to PRICESTER a certificate of the Secretary of GENESIS certifying as to its Certificate of Incorporation, By-Laws, incumbency, and certain resolutions attached thereto and any other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the Exchange.

6.6 GENESIS Share Certificates. The GENESIS Stockholders executing this Agreement shall have delivered to PRICESTER one or more certificates representing the shares of GENESIS Stock to be exchange for PRICESTER Common Stock.



6.7 Exchange by Requisite GENESIS Stockholders. GENESIS Stockholders owning in excess of fifty percent (50%) of the GENESIS Stock shall have exchanged their shares of GENESIS Stock for shares of PRICESTER Common Stock as contemplated by this Agreement.

6.8 Proceedings and Documents. All the corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to PRICESTER and its counsel, and PRICESTER and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

ARTICLE 7.
MISCELLANEOUS

7.1 Termination Subject to Section 7.3, this Agreement and the transactions contemplated hereby and the provisions herein may be terminated at any time on or before the Closing Date:

  (a)  by mutual consent of GENESIS and PRICESTER.

  (b) by PRICESTER or GENESIS if the Exchange has not been or is incapable of being consummated by May 10, 2008, as extended (the "Termination Date"), unless such failure of consummation is due to the failure of the terminating party to perform or observe the covenants, agreements, and conditions hereof to be performed or observed the covenants, agreements and conditions hereof shall not be terminated; or

  (c) by GENESIS, or PRICESTER if the transactions contemplated hereby violate any non-appealable final order, decree, or judgment of any court or governmental body or agency having competent jurisdiction.

7.2 Entire Agreement. This Agreement, including the schedules and exhibits hereto, contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions. Section and other headings are for reference purposes only and shall not affect the interpretation or construction of this Agreement. The parties hereto have not made any representation or warranty except as expressly set forth in this Agreement or in any certificate or schedule delivered pursuant hereto. The disclosure schedules hereto shall be read as a whole and information on any particular section thereto shall be deemed to be responsive to other appropriate sections of the same disclosure schedule. The obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this section.

7.3 Survival and Limitation on Liability. The representations and warranties of each party contained herein or in any exhibit, certificate, document or instrument delivered pursuant to this Agreement shall survive the Closing for a period of one year following the Closing. No party to this Agreement shall have any liability to any other party hereto for any claim(s) based upon the representations, warranties, covenants, agreements and obligations under this Agreement unless such claim(s) is asserted within such one year survival period and only if damages resulting from such claim(s) exceed in the aggregate $25,000, in which event liability shall be for the entire amount of damages. Unnold and Thomas's liability shall be limited to the value of the shares they receive in the Exchange.

7.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

7.5 Notices. All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreememt shall be in writing and shall be sent by facsimile transmission, nationally recognized overnight courier, or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, addressed as follows:

If to GENESIS:

Mr. Robert M Unnold
Genesis Electronics, Inc.
52 Lanark Road
Stamford, CT 06902

If to each GENESIS
Stockholder:  At the address listed on the signature page hereof.

If to PRICESTER:

Mr. Ed Dillon
Pricester.com, Inc.
5555 Hollywood Boulevard
Suite #203
Hollywood, Florida 33021

Each party may designate by notice in writing a new address to which any notice, demand, request, or communication may thereafter be so given, served, or sent. Each notice, demand, request, or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

7.6 Successors; Assignments. This Agreement and the rights, interests, and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor nay of the rights, interest or obligations hereunder shall be assigned, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other.

7.7 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the state of Delaware (except the choice of law rules thereof).

7.8 Waiver and Other Action. This Agreement may be amended, modified, or supplemented only by a written instrument executed by the parties against which enforcement of the amendment, modification or supplement is sought.

7.9 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof; the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance; and in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid, or unforceable provision as may be possible and be legal, valid and enforceable.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PRICESTER.COM, INC.                GENESIS ELECTRONICS, INC.


By:  /s/Edward C. Dillon       By:  /s/Robert M. Unnold
Name: Edward C. Dillon         Name: Robert M. Unnold
Title:  CEO/President          Title:   CEO


GENESIS STOCKHOLDERS                   Number of Share Owned

/s/Robert M. Unnold
Address:  52 Lanark Rd
          Stamford, CT 06902               5,551,572

/s/Phil Thomas
Address:  7H Cheesequake Road
          Sayreville, NJ 08872             3,016,660

/s/TLGG, LLC
By:  TR Malory
Agent
Address:  22287 Mulholland Highway, #368
          Calabasas, CA 91302-5157         1,544,710




GENESIS Disclosure Schedule

Section 2.6(a)
1.  See attached GENESIS Capitalization Table dated May 5, 2008

Section 2.6(e)

None

Section 2.6(d)

1. 8% Convertible Note Dated November 16, 2005 in the principal amount of $100,000 from GENESIS to TLGG, LLC

2.  Options listed on the GENESIS Capitalization Table dated May 5,
2008

2.8

None

Section 2.9

None

Section 2.10

1. GENESIS owes the State of California taxes in the amount of $906.01 for 2007 and penalties and interest in the amount of $484.00 for 2006.

Section 2.11

1.  See Sections 2.6(d) and 2.17 of this GENESIS Disclosure Schedule.
2.  Note dated March 31, 2004 from GENESIS to RMU Management, Inc.
3.  Note dated January 31, 2007 from GENESIS to Phil Thomas.

Section 2.15

None

Section 2.16

1. GENESIS needs to file a maintenance renewal form and pay approximately $2,100 as a maintenance fee for its patent

Section 2.17

1. RMU Management, Inc. has a security interest on all of the assets of GENESIS in connection with that certain Security Agreement dated March 31, 2004 by and between GENESIS and RMU Management, Inc.



Pricester.com, Inc. Disclosure Schedule


Section 4.1.  None.

Section 4.8.  None.

Section 4.9.  None.

Section 4.11  None.

Section 41.15.  2007 Stock Awards Plan, Edward Dillon Employment
Agreement, Ray Purdon Employment Agreement.

Section 4.16(c).  None.